    TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY.

[GRAPHIC]

                  ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF
                  THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

    NUMBER                                                             SHARES
 T                     WESTERN ASSET/CLAYMORE U.S. TREASURY
                       INFLATION PROTECTED SECURITIES FUND

                              THIS CERTIFICATE IS TRANSFERABLE IN
COMMON SHARE(S) OF         CANTON, MA, JERSEY CITY, NJ, OR NEW YORK, NY            CUSIP 95766Q 10 6
BENEFICIAL INTEREST                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
   NO PAR VALUE


THIS CERTIFIES THAT


is the owner of


      FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of July 14, 2003, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.


[SEAL]


         DATED:

                                                 SIGNATURES TO COME

                                     TREASURER                         PRESIDENT


                                    COUNTERSIGNED AND REGISTERED:
                                          EQUISERVE TRUST COMPANY, N.A.

                                                                  TRANSFER AGENT
                                BY                                 AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

                           AMERICAN BANK NOTE COMPANY.


                           AMERICAN BANK NOTE COMPANY
                               711 ARMSTRONG LANE
                            COLUMBIA, TENNESSEE 38401
                                 (931) 388-3003
                        SALES: R. JOHNS 212-269-0339 X-13
               / ETHER 13 / LIVE JOBS / W/ WESTERN ASSET 13016 FC


              PRODUCTION COORDINATOR: TODD DEROSSETT: 931-490-1720
                           PROOF OF SEPTEMBER 16, 2003
     WESTERN ASSET/CLAYMORE U.S TREASURY INFLATION PROTECTED SECURITIES FUND
                                  TSB 13016 FC
                  OPERATOR:                               Ron
                                     REV. 2

       The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION         EQUIVALENT                          ABBREVIATION                  EQUIVALENT
------------         ----------                          ------------                  ----------
JT TEN               As joint tenants, with right of     TEN IN COM                    As tenants in common
                     survivorship and not as tenants in  TEN BY ENT                    As tenants by the entireties
                     common                              UNIF TRANSFERS MIN ACT        Uniform Transfers to Minors Act

ABBREVIATION         EQUIVALENT                          ABBREVIATION                  EQUIVALENT
------------         ----------                          ------------                  ----------
ADM                  Administrator(s)                    FDN                           Foundation
                     Administratrix                      PL                            Public Law
AGMT                 Agreement                           TR                            (As) trustee(s), for, of
CUST                 Custodian for                       UA                            Under Agreement
EST                  Estate, Of estate of                UW                            Under will of, Or will, of
EX                   Executor(s), Executrix                                            Under last will & Testament
FBO                  For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

       FOR VALUE RECEIVED, _______________________________ hereby sell, assign
and transfer unto                     (I/We)

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
          Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________ Common Shares of
Beneficial Interest represented by this Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:
                                        ----------------------------------------

                                        Signature(s)
                                                    ----------------------------
                                        (The signature to this assignment must
                                        correspond exactly with the name as
                                        written upon the face of this
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign).

            SIGNATURE(S) GUARANTEED:
                                    ------------------------------------------
                                    (THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                    AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN
                                    ASSOCIATIONS AND CREDIT UNIONS WITH
                                    MEMBERSHIP IN AN APPROVED SIGNATURE
                                    GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                    S.E.C. RULE 17Ad-15.)

                                IMPORTANT NOTICE:

       When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
       Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                           AMERICAN BANK NOTE COMPANY
                               711 ARMSTRONG LANE
                            COLUMBIA, TENNESSEE 38401
                                 (931) 388-3003
                        SALES: R. JOHNS 212-269-0339 X-13
               / ETHER 13 / LIVE JOBS / W/ WESTERN ASSET 13016 BK

              PRODUCTION COORDINATOR: TODD DEROSSETT: 931-490-1720
                           PROOF OF SEPTEMBER 16, 2003
     WESTERN ASSET/CLAYMORE U.S TREASURY INFLATION PROTECTED SECURITIES FUND
                                  TSB 13016 BK
                    OPERATOR:                           Ron
                                     Rev. 1